SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 13, 2006
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                     COMMISSION FILE NUMBER 000-51158______

                                TRUEYOU.COM, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE

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                 (State or other jurisdiction of incorporation)


                                   13-4024017
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                        (IRS Employer Identification No.)


       Building No. 501, Fifth Floor, 7 Corporate Park, Norwalk, CT 06851
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                    (Address of principal executive offices)

        Registrant's telephone number including area code: (203) 295-2121
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM   4.01 CHANGES IN REGISTRANT'S  CERTIFYING ACCOUNTANTS.

         On December 20, 2005, TrueYou.Com, Inc. (the "Company") entered into, and consummated the transaction (the "Transaction") contemplated in, a Share Exchange Agreement (the "Share Exchange Agreement") with Klinger Advanced Aesthetics, Inc., a Delaware corporation ("KAAI"), and securityholders of KAAI. The Transaction was reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2005 (the "8-K Report"). As a result of the Transaction, KAAI became a subsidiary of the Company, and for accounting purposes is deemed the accounting acquirer of the Company.

         Livingston, Watchtell & Co., LLP ("Livingston") served as the Company's independent registered public accounting firm with respect to the Company's financial statements as at and for the years ended December 31, 2004 and 2003 and the interim periods thereafter. Livingston has not served as accountants for KAAI.

         Amper, Politziner & Mattia, P.C. ("Amper"), has served as KAAI's independent registered public accounting firm since April 2005, and audited KAAI's consolidated financial statements for the years ended June 30, 2005 and 2004. Amper reviewed KAAI's unaudited financial statements as at and for the three months ended October 1, 2005 and is in the process of reviewing KAAI's unaudited financial statements as at and for the six months ended December 31, 2005.

         On February 13, 2006, the Company's Board of Directors determined that, since substantially all revenues of the Company on a consolidated basis are being generated by KAAI and its subsidiaries, it would be more efficient for Amper to act as the independent registered public accounting firm for the Company and its direct and indirect subsidiaries, including KAAI. Accordingly, on February 13, 2006, the Company's Board of Directors recommended and authorized the dismissal of Livingston as the Company's independent registered public accounting firm and recommended and authorized the engagement of Amper as the independent registered public accounting firm for the Company and its direct and indirect subsidiaries, including KAAI.

         Except for a going concern qualification, the reports by Livingston with respect to the Company's financial statements for the two fiscal years ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Since January 1, 2003, there were no disagreements between the Company and Livingston on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused Livingston to make reference to the subject matter of the disagreement in connection with any report on any of the Company's financial statements for the years ended December 31, 2003 or 2004 or would have caused Livingston to make reference thereto if Livingston audited the Company's financial statements as at and for the six months ended December 31, 2005 or the Company's new fiscal year ending June 30, 2006. During the Company's two most recent fiscal years, and through the date of this disclosure, Livingston did not advise the Company with respect to any matters described in paragraphs
(a)(1)(v)(A) through (D) of Item 304 of


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Regulation S-K.

         Amper has not provided accounting services to the Company. Since January 1, 2003, neither the Company nor anyone on its behalf consulted with Amper regarding (a) the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (b) disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Company has provided Livingston with a copy of the foregoing disclosures and requested that they furnish a letter to the Securities and Exchange Commission stating whether or not they agree with the above statements.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On February 13, 2006, the Company's Board of Directors, upon the recommendation of the Company's management, concluded that the financial statements of KAAI for the fiscal year ended June 30, 2005 (the "Financial Statements") that were previously filed with the 8-K Report and the Company's Registration Statement on Form S-1 filed on January 24, 2006 (the "Registration Statement"), should no longer be relied upon and should be restated. The Board's conclusion was based on a finding by the Company's management of an error in accounting causing an under accrual of accrued expenses relating to management fees and to accrued bonuses payable. The error resulted in an understatement of $1.7 million in each of (a) accrued expenses, accumulated deficit and total shareholders deficit on KAAI's consolidated balance sheet at June 30, 2005 contained in the Financial Statements and (b) selling, general and administrative expenses, operating loss, loss before income tax provision, net loss and net loss applicable to common shareholders in KAAI's consolidated statement of operations for the year ended June 30, 2005 in the Financial Statements. While effecting line items on the Company's consolidated statement of cash flows, the error did not effect KAAI's net cash position at June 30, 2005. Management of the Company brought the error to the attention of Amper and a determination was made that the Financial Statements should no longer be relied upon and to restate the Financial Statements. On February 13, 2006, the Company's Board of Directors met and discussed the foregoing with management and Amper. The Board of Directors concurred with the recommendation of management.

         Amper has not yet completed its audit of the restated Financial Statements. Upon completion of its audit, the Company intends to file an amendment to the 8-K Report and an amendment to the Registration Statement to reflect the restated Financial Statements.

         Independently, on January 12, 2006, the Company received a letter from Amper indicating that KAAI had material weaknesses in the design and operation of its internal control over financial reporting with respect to the process of preparing and reviewing annual and interim financial statements, and related timely account analysis and reconciliations. Weaknesses identified resulted from inadequate resources in the financial reporting area and lack of


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

appropriate  technical training of such resources relating to the preparation of
financial   statements  and  disclosures  and  the  accounting  for  significant transactions.

         In order to remediate these weaknesses, the Company has retained another accounting firm in which members of that firm's accounting staff will work under the supervision of the Chief Financial Officer of the Company and the accounting firm. Additional resources from the accounting firm may be retained on an as needed basis. Also, the Company has retained an information technology firm to upgrade operating, financial and accounting systems which is expected to further improve the control environment. The above remedial actions have not been in place long enough to have been tested and will be assessed for their adequacy on a continuous basis.


                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 14, 2006

                               TRUEYOU.COM, INC.


                               By:  /s/ John Higgins
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                                    Name:  John Higgins
                                    Title: President


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